EQ ADVISORS TRUSTSM

Multimanager Aggressive Equity Portfolio – Class IA and IB Shares

SUPPLEMENT DATED JANUARY 26, 2016 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2015

This Supplement updates information contained in the Summary Prospectus dated May 1, 2015, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes, effective on or about January 29, 2016, to the investment managers for the Multimanager Aggressive Equity Portfolio (“Portfolio”).

Information regarding

Multimanager Aggressive Equity Portfolio

Effective on or about January 29, 2016, information in the section of the Summary Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: Marsico Capital Management, LLC (“Marsico”)” is deleted in its entirety.